                                                    Registration No. 333-_______

     As filed with the Securities and Exchange Commission on June 20, 2001

  ===========================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          __________________________


                                   FORM S-8
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                          __________________________

                           USFreightways Corporation
            (Exact name of registrant as specified in its charter)

                Delaware                                    36-3790696
      (State or other jurisdiction                       (I.R.S. Employer
    of incorporation or organization)                 Identification Number)

  8550 West Bryn Mawr Avenue, Suite 700                   (773) 824-1000
         Chicago, Illinois 60631                   (Telephone number, including
    (Address, including zip code, of                area code, of registrant's
 registrant's principal executive offices)          principal executive offices)

            USFREIGHTWAYS CORPORATION LONG-TERM INCENTIVE PLAN AND
                    USFREIGHTWAYS CORPORATION STOCK OPTION
                        PLAN FOR NON-EMPLOYEE DIRECTORS
                           (Full Title of the Plans)

                               Samuel K. Skinner
                Chairman, President and Chief Executive Officer
                           USFreightways Corporation
                     8550 West Bryn Mawr Avenue, Suite 700
                            Chicago, Illinois 60631
                                (773) 824-1000

                                   Copy to:

                               Richard C. Pagano
              Senior Vice President, General Counsel & Secretary
                     8550 West Bryn Mawr Avenue, Suite 700
                            Chicago, Illinois 60631
                                (773) 824-1000

   (Name, address, including zip code and telephone number, including area code, of agent for service)
                          __________________________


                         CALCULATION OF REGISTRATION FEE

======================================================================================================================
 Title of each class of                             Proposed maximum       Proposed maximum
    securities to be          Amount to be         offering price per     aggregate offering          Amount of
       registered            registered (1)             share(2)               price(2)          registration fee(2)
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
Common Stock,  par value
$.01 per share                 500,000(3)               $27.575               $13,787,500             $3,446.88
======================================================================================================================

(1) This Registration Statement includes any additional shares of the registrant's Common Stock that may be issued pursuant to antidilution provisions contained in the plan.
(2) Pursuant to Rules 457(c) and 457(h), the registration fee was computed on the basis of the average of the high and low prices of the registrant's Common Stock on the NASDAQ National Market on June 18, 2001.
(3) The number of shares to be registered under the respective plans are as follows: Long-Term Incentive Plan - 400,000; and Stock Option Plan for Non-Employee Directors - 100,000.



================================================================================

                                    PART II

                          INFORMATION REQUIRED IN THE
                            REGISTRATION STATEMENT


          The contents of the Form S-8 Registration Statement under the Securities Act of 1933, File No. 333-28357, which was filed with the Commission on June 3, 1997, and the contents of the Form S-8 Registration Statement under the Securities Act of 1933, File No. 33-79150, which was filed with the Commission on May 19, 1994, are incorporated by reference in this Form S-8 Registration Statement.

                                  SIGNATURES


          The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 20th day of June, 2001.

                                        USFREIGHTWAYS CORPORATION


                                        By: /s/ Christopher L. Ellis
                                           -------------------------------------
                                                Christopher L. Ellis
                                                Senior Vice President, Finance &
                                                Chief  Financial Officer

                               POWER OF ATTORNEY

     The undersigned hereby appoints Christopher L. Ellis, Robert S. Owen and Richard C. Pagano, and each of them, as my attorneys-in-fact to execute and file in my name and in my behalf, in all capacities as an officer or director of USFreightways Corporation, Registration Statements on Form S-8 and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission, relating to the issuance, through the USFreightways Corporation Long-Term Incentive Plan and Stock Option Plan for Non-Employee Directors of common stock of USFreightways Corporation, par value $0.01 per share.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in their respective capacities on this 8th day of June, 2001.

         Signature                        Title
         ---------                        -----

/s/ Samuel K. Skinner
----------------------------
Samuel K. Skinner              President, Chief Executive Officer
                               and Director (Principal Executive Officer)

/s/ Christopher L. Ellis
----------------------------
Christopher L. Ellis           Senior Vice President, Finance, and Chief
                               Financial Officer (Principal Financial
                               Officer)

/s/ Robert S. Owen
----------------------------
Robert S. Owen                 Controller and Principal Accounting Officer

/s/ Robert V. Delaney
----------------------------
Robert V. Delaney              Director


/s/ Neil A. Springer
----------------------------
Neil  A. Springer              Director


/s/ William N. Weaver, Jr.
----------------------------
William N. Weaver, Jr.         Director


/s/ Morley Koffman
----------------------------
Morley Koffman                 Director


/s/ John W. Puth
----------------------------
John W. Puth                   Director

/s/ Anthony J. Paoni
----------------------------
Anthony J. Paoni               Director

                                 EXHIBIT INDEX


Exhibit             Document
Number              Description
------              -----------

4.1 Amended and Restated Certificate of Incorporation of USFreightways Corporation (incorporated by reference from Exhibit 3.1 to USFreightways Corporation Transition Report on Form 10-K, from June 29, 1991 to December 28, 1991); Certificate of Designation for Series A Junior Participating Cumulative Preferred Stock (incorporated by reference from
               Exhibit 3(a) to USFreightways Corporation Annual Report on Form 10-K for the year ended January 1, 1994); Certificate of Amendment of Restated Certificate of Incorporation of USFreightways Corporation (incorporated by reference from Exhibit 3(i) to USFreightways Corporation Report on Form 10-Q for the quarter ended June 29, 1996).

4.2 Bylaws of USFreightways Corporation, as restated October 27, 2000 (incorporated by reference from Exhibit 3(b) to USFreightways Corporation Report on Form 10-K for the quarter ended December 31, 2000).

4.3 Form of Rights Agreement, dated as of February 4, 1994, between USFreightways Corporation and Harris Trust and Savings Bank, as Rights Agent (incorporated by reference to USFreightways Corporation's registration statement on Form 8-A filed with the Securities and Exchange Commission on March 18, 1994).

4.4 US Freightways Corporation Long-Term Incentive Plan, as amended and restated (incorporated by reference to the USFreightways Corporation's Report on Form 10-Q for the quarter ended March 31,
               2001).

4.5 First Amendment to the USFreightways Corporation Long-Term Incentive Plan, as amended and restated.

4.6 USFreightways Corporation Stock Option Plan for Non-Employee Directors, as amended and restated.

4.7 First Amendment to the USFreightways Corporation Stock Option Plan for Non-Employee Directors, as amended and restated.

5              Opinion of Sachnoff & Weaver, Ltd.

23.1           Consent of Arthur Andersen LLP

23.2           Consent of Sachnoff & Weaver, Ltd. (included in Exhibit 5)

24             Powers of Attorney (contained on the signature page)

                                       6